SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 January 2, 2003


                           WSFS Financial Corporation
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             (Exact name of Registrant as specified in its Charter)



       Delaware                        0-16668                22-2866913
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(State or other jurisdiction        (SEC File No.)          (IRS Employer
     of incorporation)                                      Identification
                                                                Number)


838 Market Street, Wilmington, Delaware                19899
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On January 2, 2003, the Registrant announced it had closed the previously announced sale of its majority-owned subsidiary, Wilmington Finance, Inc., an originator and seller of non- conforming loans.

         For further details, reference is made to the Press Release dated January 2, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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Exhibit 99 -- Press Release dated January 2, 2003.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WSFS FINANCIAL CORPORATION




Date: January 3, 2003                 By:/s/Marvin N. Schoenhals
     ----------------                    --------------------------
                                         Marvin N. Schoenhals
                                         Chariman and President





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